For the Fund’s Prospectus or SAI, visit www.thornburg.com/download

Thornburg International Growth FundSummary Prospectus

FEBRUARY 1, 2020, AS SUPPLEMENTED SEPTEMBER 30, 2020	Class A: TIGAX | Class C: TIGCX | Class I: TINGX

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (SAI), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI and other information about the Fund online at www.thornburg.com/download. You can also get this information at no cost by calling 800.847.0200 or by sending an e-mail request to info@thornburg.com. The current Prospectus and SAI, dated February 1, 2020, as supplemented September 30, 2020, are incorporated by reference into this Summary Prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to thornburg.com/edelivery.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 800.847.0200 or your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Investment Goal

The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for discounts from the sales charges applicable to Class A shares if you or other qualifying account holders invest, or agree to invest in the future, at least $50,000 in the Thornburg Funds. More information about this and other discounts and sales charge waivers is available from your financial intermediary, in the Prospectus under the captions “Class A Sales Charge Waivers,” beginning on page 95, and “Appendix A – Sales Charge Waivers Offered by Financial Intermediaries,” beginning on page 132, and in the Statement of Additional Information under the caption “Additional Information Respecting Purchase and Redemption of Shares,” beginning on page 84.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)	none(1)	1.00%(2)	none

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	0.82%	0.82%	0.82%
Distribution and Service (12b-1) Fees	0.25%	1.00%	none
Other Expenses	0.25%	0.26%	0.21%
Total Annual Fund Operating Expenses	1.32%	2.08%	1.03%

(1)Up to a 1.00% contingent deferred sales charge (CDSC) is imposed on redemptions of any part or all of a purchase of $1 million or more within 12 months of purchase.

(2)Imposed only on redemptions of Class C shares within 12 months of purchase.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions (and giving effect to fee waivers and expense reimbursements in the first year), your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$578	$849	$1,141	$1,969
Class C Shares	$311	$652	$1,119	$2,410
Class I Shares	$105	$328	$569	$1,259

Thornburg International Growth Fund SUMMARY PROSPECTUS FEBRUARY 1, 2020, AS SUPPLEMENTED SEPTEMBER 30, 2020

For the Fund’s Prospectus or SAI, visit www.thornburg.com/download

You would pay the following expenses if you did not redeem your Class C shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$211	$652	$1,119	$2,410

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25.83% of the average value of its portfolio.

Principal Investment Strategies

The Fund expects to invest primarily in equity securities from issuers around the world (primarily common stocks) selected for their growth potential and, under normal market conditions, invests at least 75% of its assets in foreign securities or depository receipts of foreign securities. However, the Fund may own a variety of securities, including domestic equity securities. The Fund may invest in developing countries.

The Fund’s investment advisor, Thornburg Investment Management, Inc. (“Thornburg”) intends to invest in companies that it believes will have growing revenues and earnings. The Fund can invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

Thornburg primarily uses individual issuer and industry analysis to make investment decisions. Among the specific factors considered by Thornburg in identifying securities for inclusion in the Fund are:

•earnings growth potential

•business model

•industry growth potential

•industry leadership

•asset appreciation potential

•potential size of business

•price/earnings ratio

•price/revenue ratio

•PE/growth rate ratio

•price/cash flow ratio

•enterprise value/EBITDA (earnings before interest, taxes, depreciation and amortization) ratio

•management strength

•debt/capital ratio

The Fund typically makes equity investments in the following three types of companies:

Growth Industry Leaders: Companies in this category often have leadership positions in growing markets. In some cases these companies may have dominant market share. These companies tend to be larger and more established.

Consistent Growers: Companies in this category generally exhibit steady earnings or revenue growth, or both. These companies may have subscription or other recurring revenue profiles. Given their business models, these companies may outperform in weak markets.

Emerging Growth Companies: Companies often addressing a new market or carving out a niche in an existing market. Companies in this category may experience rapid growth, and tend to be smaller, earlier stage companies. These companies may exhibit high volatility.

Inclusion of any investment in any of the three described categories represents the opinion of the advisor concerning the characteristics and prospects of the investment. There is no assurance that any company selected for investment will, once categorized in one of the three described investment categories, continue to have the positive characteristics or fulfill the expectations that the advisor had for the company when it was selected for investment, and any such company may not grow or may decline in earnings and size.

In conjunction with individual issuer analysis, Thornburg may identify and invest at times with a greater emphasis in industries or economic sectors it expects to experience growth. This approach may at times produce a greater emphasis on investment in certain industries or economic sectors, such as technology, financial services, healthcare or biotechnology. The Fund does not have a strategy to invest in particular industry or economic sectors, and its exposures to particular industries or economic sectors are expected to vary over time. Investment decisions are also based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, and the supply and demand for debt and equity securities.

Debt obligations, usually with associated equity features, occasionally will be considered for investment when Thornburg believes them to be more attractive than equity alternatives. The Fund may purchase debt obligations of any maturity and of any credit quality, including “high yield” or “junk” bonds. There is no minimum credit quality or rating of debt obligation the Fund may purchase.

Principal Investment Risks

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares varies from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund.

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. The value of a security may change in response to developments affecting entire economies, markets or industries, including changes in interest rates, political and legal developments, and general market volatility.

SUMMARY PROSPECTUS FEBRUARY 1, 2020, AS SUPPLEMENTED SEPTEMBER 30, 2020 Thornburg International Growth Fund

For the Fund’s Prospectus or SAI, visit www.thornburg.com/download

Risks Affecting Specific Issuers – The value of an equity security or debt obligation may decline in response to developments affecting the specific issuer of the security or obligation, even if the overall industry or economy is unaffected. These developments may include a variety of factors, including but not limited to management issues or other corporate disruption, a decline in revenues or profitability, an increase in costs, or an adverse effect on the issuer’s competitive position.

Foreign Investment Risk – Investments in securities of foreign issuers may involve risks including adverse fluctuations in currency exchange rates, political instability, confiscations, taxes or restrictions on currency exchange, difficulty in selling foreign investments, and reduced legal protection.

Developing Country Risk – The risks which may affect investments in foreign issuers (see “Foreign Investment Risk,” above) may be more pronounced for investments in developing countries because the economies of those countries are usually less diversified, communications, transportation and economic infrastructures are less developed, and developing countries ordinarily have less established legal, political, business and social frameworks. At times the prices of equity securities or debt obligations of a developing country issuer may be extremely volatile. An issuer domiciled in a developed country may be similarly affected by these developing country risks to the extent that the issuer conducts its business in developing countries.

Risks Affecting Specific Countries or Regions – If a significant portion of the Fund’s assets is invested in issuers that are economically exposed to one country or region, the Fund’s share value may be more susceptible to the conditions and developments in that country or region, and potentially more volatile than the share value of a more geographically diversified fund. The nature and degree of the risks affecting a given country or region, and the extent of the Fund’s exposure to any such country or region, is expected to vary over time.

Small and Mid-Cap Company Risk – Investments in small-capitalization companies and mid-capitalization companies, including smaller, earlier stage companies, may involve additional risks. These risks may be relatively higher with smaller companies. These additional risks may result from limited product lines, more limited access to markets and financial resources, greater vulnerability to competition and changes in markets, lack of management depth, increased volatility in share price, and possible difficulties in valuing or selling these investments.

Credit Risk – If debt obligations held by the Fund are downgraded by ratings agencies or go into default, or if management action, legislation or other government action reduces the ability of issuers to pay principal and interest when due, the value of those debt obligations may decline and the Fund’s share value and any dividends paid by the Fund may be reduced. Because the ability of an issuer of a lower-rated or unrated debt obligation (including particularly “junk” or “high yield” bonds) to pay principal and interest when due is typically less certain than for an issuer of a higher-rated debt obligation, lower-rated and unrated debt obligations are generally more vulnerable than higher-rated debt obligations to default, to ratings downgrades, and to liquidity risk.

Interest Rate Risk – When interest rates increase, the value of the Fund’s investments in debt obligations may decline and the Fund’s share value may be reduced. This effect is typically more pronounced for intermediate and longer-term debt obligations. Decreases in market interest rates may result in prepayments of debt obligations the Fund acquires, requiring the Fund to reinvest at lower interest rates.

Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of its investments promptly, or may only be able to sell investments at less than desired prices. This risk may be more pronounced for the Fund’s investments in developing countries.

Additional information about Fund investments, investment strategies, and risks of investing in the Fund appears below beginning on page 73 of the Prospectus.

Past Performance of the Fund

The following information provides some indication of the risks of investing in International Growth Fund by showing how the Fund’s investment results vary from year to year. The bar chart shows how the annual total return for Class A shares has been different in each full year shown. The average annual total return figures compare Class A, Class C and Class I share performance to the MSCI ACWI ex USA Growth Net Total Return USD Index, a market capitalization weighted index which includes growth companies in developed and emerging markets throughout the world, excluding the United States. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown is as of the calendar year ended December 31, 2019. Updated performance information may be obtained on the Thornburg website at www.thornburg.com or by calling 1-800-847-0200.

Annual Total Returns – Class A Shares

Thornburg International Growth Fund SUMMARY PROSPECTUS FEBRUARY 1, 2020, AS SUPPLEMENTED SEPTEMBER 30, 2020

For the Fund’s Prospectus or SAI, visit www.thornburg.com/download

9/30/20

TH2223

	Total Returns	Quarter ended
Highest Quarterly Results	28.24%	6-30-09
Lowest Quarterly Results	(17.74)%	12-31-18

The sales charge for Class A shares is not reflected in the returns shown on the bar chart, and the returns would be less if the charge was taken into account.

Average Annual Total Returns

(periods ended 12-31-19)

Class A Shares	1 Year	5 Years	10 years
Return Before Taxes	20.20%	6.23%	9.29%
Return After Taxes on Distributions	19.92%	5.80%	8.80%
Return After Taxes on Distributions and Sale of Fund Shares	12.05%	4.81%	7.51%
MSCI ACWI ex USA Growth Net Total Return USD Index (reflects no deduction for fees, expenses, or U.S. taxes)	27.34%	7.30%	6.24%

Class C Shares	1 Year	5 Years	10 years
Return Before Taxes	23.98%	6.41%	8.96%
MSCI ACWI ex USA Growth Net Total Return USD Index (reflects no deduction for fees, expenses, or U.S. taxes)	27.34%	7.30%	6.24%

Class I Shares	1 Year	5 Years	10 years
Return Before Taxes	26.27%	7.63%	10.27%
MSCI ACWI ex USA Growth Net Total Return USD Index (reflects no deduction for fees, expenses, or U.S. taxes)	27.34%	7.30%	6.24%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns shown relate only to Class A shares, and after-tax returns for other share classes will vary.

Management

Investment Advisor: Thornburg Investment Management, Inc.

Portfolio Managers:

Greg Dunn, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for management of the Fund since 2012.

Sean Sun, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for management of the Fund since 2017.

Purchase and Sale of Fund Shares

The minimum amounts for an initial investment in Fund shares and for subsequent investments in Fund shares are shown below. If you purchase your shares through a financial intermediary, the intermediary may impose its own minimum investment requirements. The minimums shown below may also be reduced or waived by the Funds under certain circumstances.

Minimum Initial Investment	Class A	Class C	Class I
Investors Purchasing through a Fee-Based Account with a Financial Intermediary	$2,500	N/A	$2,500
Individual Retirement Accounts	$2,000	$2,000	N/A
All Others	$5,000	$5,000	$2,500,000

Minimum Subsequent Investments (all accounts)	Class A	Class C	Class I
	$100	$100	$100

The Fund’s shares are redeemable on any business day. If you hold your Fund shares through a financial intermediary, you should contact your intermediary to redeem shares. If you hold your shares directly with the Funds, you may redeem shares at any time by mail (c/o the Fund’s Transfer Agent, DST Asset Manager Solutions, Inc., at P.O. Box 219017, Kansas City, Missouri 64121-9017) or by telephone (1-800-847-0200).

Tax Information

Distributions to shareholders will generally be taxable to shareholders as ordinary income or capital gains for federal income tax purposes. Distributions may also be subject to state and local taxes. See “Taxes” on page 104 of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.